Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of May 7, 2015, among each of the Guarantors listed on the signature pages hereto (each a “Guaranteeing Entity” and collectively, the “Guaranteeing Entities”), each a parent or subsidiary of Horizon Pharma, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, Horizon Pharma Financing, Inc., a Delaware corporation (the “Escrow Issuer”) has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 29, 2015, providing for the issuance of 6.625% Senior Notes due 2023 (the “Notes”);

WHEREAS, on the date hereof, the Escrow Issuer is merging with and into the Company, with the Company being the surviving entity of such merger and the Escrow Issuer ceasing to exist (the “Merger”);

WHEREAS, Section 4.18 and Section 10.03 of the Indenture provide that under certain circumstances the Guaranteeing Entities shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Entity shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01(c) and (j) of the Indenture, the Trustee and the Company are authorized to execute and deliver this First Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this First Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. ASSUMPTION OF OBLIGATIONS. Effective upon the consummation of the Merger, the Company, pursuant to Article 5 of the Indenture, hereby expressly assumes and agrees to pay, perform and/or discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Escrow Issuer under the Indenture and the Notes. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes to which Escrow Issuer was theretofore bound and, as the surviving entity, shall succeed to, and be substituted for, and may exercise every right and power of, the Escrow Issuer under the Indenture and the Notes.

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3. AGREEMENT TO GUARANTEE. Each Guaranteeing Entity hereby agrees, jointly and severally, to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

5. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

6. NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY AND THE GUARANTORS CONSENTS AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR U.S. FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, COUNTY OF NEW YORK, STATE OF NEW YORK IN RELATION TO ANY LEGAL ACTION OR PROCEEDING (I) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS INDENTURE, AS SUPPLEMENTED, THE NOTES, THE GUARANTEES AND ANY RELATED DOCUMENTS AND/OR (II) ARISING UNDER ANY U.S. FEDERAL OR U.S. STATE SECURITIES LAWS IN RESPECT OF THE NOTES, THE GUARANTEES AND ANY SECURITIES ISSUED PURSUANT TO THE TERMS OF THE INDENTURE, AS SUPPLEMENTED. EACH OF THE COMPANY AND THE GUARANTORS WAIVES ANY OBJECTION TO PROCEEDINGS IN ANY SUCH COURTS, WHETHER ON THE GROUND OF VENUE OR ON THE GROUND THAT THE PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, SHALL APPOINT HORIZON PHARMA, INC. (HORIZON PHARMA, INC., 520 LAKE COOK ROAD, SUITE 520, DEERFIELD, IL 60015), AS ITS AGENT FOR SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING AND AGREES THAT SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE COMPANY AND THE GUARANTORS AGREES TO DELIVER, UPON THE EXECUTION AND DELIVERY OF THIS FIRST SUPPLEMENTAL INDENTURE, A WRITTEN

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ACCEPTANCE BY SUCH AGENT OF ITS APPOINTMENT AS SUCH AGENT. EACH OF THE COMPANY AND THE GUARANTORS, TO THE EXTENT ORGANIZED OUTSIDE OF THE UNITED STATES, FURTHER AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL SUCH DOCUMENTS AND INSTRUMENTS, AS MAY BE REASONABLY NECESSARY TO CONTINUE SUCH DESIGNATION AND APPOINTMENT OF CT CORPORATION SYSTEM IN FULL FORCE AND EFFECT FOR SO LONG AS THE INDENTURE, AS SUPPLEMENTED, REMAINS IN FORCE. THE COMPANY, THE TRUSTEE AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7. COUNTERPARTS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.

8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Entity and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 7, 2015

HORIZON PHARMA, INC.
HORIZON PHARMA HOLDINGS USA, INC.
HORIZON PHARMA USA, INC.
HZNP USA INC.
HORIZON THERAPEUTICS, INC.

By:	/s/ Paul W. Hoelscher
Name: Paul W. Hoelscher Title: Executive Vice President and Chief Financial Officer

[Supplemental Indenture]

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA PUBLIC LIMITED COMPANY in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA AON LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of HORIZON PHARMA CAPITAL LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

[Supplemental Indenture]

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA CEATHAIR LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ Kevin Insley
the duly authorised attorney of
HORIZON PHARMA DÓ LIMITED in the presence of:

Witness Signature:	/s/ Carol Lynn Correia

Witness Name:	Carol Lynn Correia

Witness Address:	47 Wellington Shop Road
St. Georges, Bermuda

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of HORIZON PHARMA FINANCE LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

[Supplemental Indenture]

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA HOLDINGS LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA HOLDINGS 2 LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

[Supplemental Indenture]

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of HORIZON PHARMA IRELAND LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ David Kelly
the duly authorised attorney of
HORIZON PHARMA SERVICES LIMITED in the presence of:

Witness Signature:	/s/ Sinéad Treacy

Witness Name:	Sinéad Treacy

Witness Address:	McCann FitzGerald
Solicitors, Riverside One, Sir John
Rogerson’s Quay Dublin 2

Signed and Delivered as a Deed by

/s/ Kevin Insley
the duly authorised attorney of
HORIZON PHARMA TRÍ LIMITED in the presence of:

Witness Signature:	/s/ Carol Lynn Correia

Witness Name:	Carol Lynn Correia

Witness Address:	47 Wellington Shop Road
St. Georges, Bermuda

[Supplemental Indenture]

Signed and Delivered as a Deed by

/s/ Kevin Insley
the duly authorised attorney of HZNP LIMITED in the presence of:

Witness Signature:	/s/ Carol Lynn Correia

Witness Name:	Carol Lynn Correia

Witness Address:	47 Wellington Shop Road
St. Georges, Bermuda

[Supplemental Indenture]

HORIZON PHARMA INVESTMENT LIMITED

By:	/s/ David Kelly
Name: David Kelly
Title: Director

[Supplemental Indenture]

HORIZON PHARMA FINANCE S.À R.L.

By:	/s/ David Kelly
Name: David Kelly
Title: Manager

[Supplemental Indenture]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Raynold S. Haverstock
Name: Raynold S. Haverstock
Title: Vice President

[Supplemental Indenture]